UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2026
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W Merchandise Mart Plaza, Suite 1750		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On June 7, 2026 (the “Petition Date”), GoHealth, Inc. (the “Company”), GoHealth Holdings, LLC (“GoHealth Holdings”), and certain of their direct and indirect subsidiaries (collectively with the Company and GoHealth Holdings, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”). The Debtors intend to continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company has requested that the Bankruptcy Court administer the Chapter 11 Cases jointly for administrative purposes only under the caption, In re GoHealth, Inc., et al.

The Debtors filed customary first day motions with the Bankruptcy Court to enable them to continue operating in the ordinary course of business during the pendency of the Chapter 11 Cases.

Except as otherwise provided in the Plan and subject to entry of the Combined Order (as defined below), each of the Debtors will continue to exist after the order of the Bankruptcy Court approving the disclosure statement (the “Disclosure Statement”) with respect to the Plan pursuant to sections 1125, 1126(b), and 1145 of the Bankruptcy Code and confirming the Plan pursuant to section 1129 of the Bankruptcy Code (the “Combined Order”) has been entered and on which the conditions to effectiveness set forth in the Plan have been satisfied or waived (such date, the “Effective Date”).

As of the Petition Date, the Company has received support for the implementation of the Plan from 100% of its lenders under the Debt Agreements (as defined below), over 60% of holders of outstanding shares of Class A common stock of the Company and over 99% of holders of the outstanding limited liability units of GoHealth Holdings. The Company believes such support will be sufficient to satisfy the applicable requirements for acceptance of the Plan under the Bankruptcy Code, subject to the voting and confirmation requirements applicable to the Plan. However, there can be no assurance that the Bankruptcy Court will confirm the Plan or that the transactions contemplated thereby will be consummated.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Cases constitutes an event of default under each of the following material debt agreements (together, the “Debt Agreements”):

•Superpriority Senior Secured Credit Agreement, dated as of August 6, 2025 (the “Superpriority Credit Agreement”), by and among Norvax, LLC, as borrower, Blizzard Midco, LLC, the lenders and issuing banks party thereto, and Blue Torch Finance, LLC, as administrative agent and collateral agent; and

•Credit Agreement, dated as of September 13, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof), by and among Norvax, LLC, as borrower, Blizzard Midco, LLC, the lenders and issuing banks party thereto, and Blue Torch Finance, LLC, as administrative agent and collateral agent.

As a result of such events of default, the principal amount of, and accrued and unpaid interest on, the outstanding indebtedness under the Debt Agreements has become immediately due and payable and, with respect to the obligations under the Superpriority Credit Agreement, includes the multiple on invested capital amount contemplated thereunder. Any efforts to enforce the obligations under the Debt Agreements are automatically stayed pursuant to Section 362 of the Bankruptcy Code as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of such Debt Agreements are subject to the applicable provisions of the Bankruptcy Code, including the automatic stay. The Plan provides for the treatment of claims arising under these Debt Agreements, including the contemplated recoveries on account thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cash Performance Award Agreement with Chief Executive Officer

On June 5, 2026, the Company entered into a 2026 Cash Performance Plan Award Agreement (the “Award Agreement”) with Vijay Kotte, the Company’s Chief Executive Officer, pursuant to the GoHealth, Inc. 2026 Cash Performance Plan (the “Cash Performance Plan”), which is described below.

Subject to the terms and conditions of the Award Agreement and the Cash Performance Plan, Mr. Kotte is eligible to earn a cash performance award (the “Award”) payable in tranches based on the Company’s achievement of specified performance goals during a performance period from May 10, 2026 and ending on the ten-month anniversary of the Company’s emergence from the Chapter 11 Cases (the “Performance Period”). The earned portions of the Award are measured at specified dates across multiple performance pools. The measurement dates are the filing of the Chapter 11 Cases, the date of the emergence of the Company from the Chapter 11 Cases and the last day of the Performance Period. With respect to the first measurement date, Mr. Kotte has earned and received an amount equal to approximately $2.87 million under the Award. Payment of other earned portions of the Award, if any, will be made in a lump sum cash payment within ten days following the applicable measurement date.

In order to retain or earn any portion of the Award, as applicable, Mr. Kotte must remain in continuous service with the Company through the last day of the Performance Period and remain in compliance with applicable restrictive covenants. In the event of a qualifying termination, which refers to a termination of Mr. Kotte’s employment by the Company without cause, by Mr. Kotte for good reason, or due to death, prior to the last day of the Performance Period, Mr. Kotte will remain eligible to earn any portion of the Award not yet paid based on actual performance, subject to his execution and non-revocation of a separation agreement and general release of claims. In the event Mr. Kotte’s employment is terminated by the Company for cause, by Mr. Kotte without good reason, or upon a violation of applicable restrictive covenants, in each case prior to the last day of the Performance Period (or, in the case of a termination for cause or restrictive covenant violation, after the last day of the Performance Period and before the final payment date), the Award will be automatically forfeited and Mr. Kotte will be required to repay any amounts previously paid under the Award.

Pursuant to the Award Agreement, Mr. Kotte will not be eligible to receive an annual bonus under his existing employment agreement with respect to fiscal year 2026 and has agreed that the Company’s emergence from the Chapter 11 Cases would not result in a change in control or give rise to a claim for “good reason” (or terms of similar import) under his existing employment agreement.

Mr. Kotte’s Award was granted under the Cash Performance Plan, which was adopted by the board of directors of the Company (the “Board”) effective as of June 5, 2026 under the existing GoHealth, Inc. 2020 Incentive Award Plan. The Cash Performance Plan is designed to align the interests and growth of the Company and its affiliates with those of eligible key employees and service providers of the Company. Under the Cash Performance Plan, the Board or a committee thereof may grant cash awards to eligible participants representing a percentage or amount of one or more performance pools, with each participant’s eligibility and bonus opportunity set forth in an individual award agreement. Awards under the Cash Performance Plan are earned based on the achievement of performance goals and performance is measured on each of the measurement dates specified above.

Chief Operating Officer Departure

The Company and Michael Hargis, its Chief Operating Officer, agreed that Mr. Hargis will be leaving the Company to pursue other opportunities on June 5, 2026. Mr. Hargis’s departure will be treated as a termination without cause, which entitles Mr. Hargis to certain severance payments described in the Company’s definitive proxy statement filed on April 30, 2026.

Item 7.01 Regulation FD Disclosure.

Press Release

On June 7, 2026, the Company issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Additional Information about the Chapter 11 Cases

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://www.bankruptcy.angeiongroup.com/gohealth, a website administered by Donlin, Recano & Company, Inc., a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report.

Disclosure Statement; Solicitation

In accordance with the Plan, prior to filing the Chapter 11 Cases, the Company commenced solicitation of votes on the Plan by certain eligible claimholders and interest holders only pursuant to sections 1125 and 1126 of the Bankruptcy Code by transmitting the Disclosure Statement and related solicitation materials. A copy of the Disclosure Statement is available at https://www.bankruptcy.angeiongroup.com/gohealth.

This Current Report is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement (as may be amended) and any applicable order of the Bankruptcy Court and only to such persons and in such jurisdictions as is permitted under applicable law.

Annual Stockholders’ Meeting

In light of the filing of the Chapter 11 Cases, the Company is cancelling the annual meeting of stockholders previously scheduled for June 17, 2026.

Cancellation of Existing Equity Interests

Subject to the approval of the Bankruptcy Court, on the Effective Date, except to the extent otherwise provided in the Plan and except with respect to the Series A redeemable convertible preferred stock of the Company, which will be reinstated upon consummation of the Plan and the Company’s emergence from Chapter 11, all existing equity interests in the Company, including, without limitation, shares of Class A common stock, shares of Class B common stock, restricted stock units and options to purchase common stock of the Company, as well as limited liability units of GoHealth Holdings (except those held by the Company and each of its direct and indirect subsidiaries) will be canceled. The holders thereof will receive no recovery, other than eligible holders of Class A common stock and limited liability units of GoHealth Holdings, who will be entitled to receive their pro rata share of a $10.0 million cash equity recovery pool, and, as noted above, holders of Series A redeemable convertible preferred stock of the Company, which will be reinstated. If the Plan is confirmed and consummated as contemplated, the restructuring will result in a change of control of the reorganized company, and existing holders of Class A common stock, Class B common stock and limited liability units of GoHealth Holdings will lose their existing ownership, voting and other rights and interests in the Company and GoHealth Holdings (other than as described above).

Nasdaq Delisting; Cautionary Note

The Company expects to receive a delisting notice from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, in connection with the Chapter 11 Cases, Nasdaq has determined that the Class A common stock will be delisted from The Nasdaq Global Market and that trading of the Class A common stock thereon will be suspended immediately. Following the suspension of trading on The Nasdaq Global Market, the Class A common stock may be quoted on the OTCID Basic Market or another over-the-counter market. The over-the-counter markets are significantly more limited than The Nasdaq Global Market, and quotation on such markets could result in a less liquid market for existing and potential holders of Class A common stock to trade such stock.

The Company cautions that trading in its Class A common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by the holders of our Class A common stock in the Chapter 11 Cases.

The information included in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Statements regarding approval from the Bankruptcy Court with respect to motions or other requests expected to be made throughout the course of the Chapter 11 Cases, including confirmation of the Plan; the timing and implementation of the transactions contemplated by the Disclosure Statement and the Plan; the effects of the Chapter 11 Cases on the Company and its various constituents, including vendors, suppliers, customers, health plans, brokers, employees and other business counterparties; the Company’s ability to continue operating in the ordinary course, including continuing to serve customers and pay employees, vendors, suppliers and customers in the ordinary course or in the form of reinstatement of trade payables and other ordinary course obligations; the Company’s ability to obtain additional votes from equityholders in support of the Plan and the Company’s belief regarding the sufficiency of such support to satisfy the applicable requirements for acceptance of the Plan under the Bankruptcy Code; the potential benefits of the transactions contemplated by the Plan; the Company’s expectation that the Class A common stock will be delisted and that trading will be suspended immediately; and the potential effects of such transactions on the Company’s financial position, capital structure, outstanding debt, interest expense and business are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions although not all forward-looking statements contain these identifying words. The forward-looking statements in this Current Report are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future events or performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements involve risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual future events to differ materially from the forward-looking statements in this Current Report include, but are not limited to: our ability to continue as a going concern; our ability to continue our business operations following the commencement of the Chapter 11 Cases; the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including confirmation of the Plan; the Company’s ability to confirm and consummate the Plan and complete the restructuring on the terms and timeline currently contemplated or at all, and the Company’s ability to realize the intended benefits of the restructuring; our ability to obtain votes from additional equityholders in support of the Plan; the effects of the Chapter 11 Cases on the Company and its various constituents, including vendors, suppliers, customers, health plans, brokers, employees and other business counterparties and including whether ordinary course obligations are paid in full for trade payables and other ordinary course obligations; the length of time the Company will operate under the Chapter 11 process and the supervision of the Bankruptcy Court; the effects of the Chapter 11 Cases on the Company’s liquidity, cash flows, access to financing, financial condition and results of operations; the delisting of the Company’s Class A common stock from Nasdaq and the quotation or trading of the Class A common stock on the over-the-counter market during the pendency of the Chapter 11 Cases; the cancellation of the Company’s and GoHealth Holdings’ existing equity interests (other than the Series A redeemable convertible preferred stock) pursuant to the Plan, with existing holders of Class A common stock and limited liability units of GoHealth Holdings receiving limited recovery; the risk that, if the Plan is confirmed and consummated as contemplated, the restructuring will result in a change of control of the reorganized company and existing equity holders (other than the Series A redeemable convertible preferred stock) will lose their ownership, voting and other rights and interests in the Company and GoHealth Holdings; risks related to the Company’s indebtedness; employee attrition and the Company’s ability to retain senior management and other key personnel,including due to distractions and uncertainties related to the Chapter 11 process; whether the Company’s vendors, suppliers, customers, health plans, brokers and other business counterparties might lose confidence in the Company’s ability to reorganize its capital structure successfully and seek to establish alternative commercial relationships; the diversion of management’s attention as a result of the Chapter 11 Cases; increased administrative and legal costs related to the Chapter 11 Cases; and objections to, or other actions that may delay or prevent confirmation or consummation of, the Plan by creditors, equity holders, regulators or other parties in interest.

These forward-looking statements speak only as of the date of this Current Report and are subject to a number of additional important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as other filings the Company has made or will make with the Securities and Exchange Commission including any of the Company’s Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You should read this Current Report and the documents that we reference herein completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated June 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoHealth, Inc. (Registrant)

Date:	June 8, 2026	By:	/s/ Brendan Shanahan
Brendan Shanahan Chief Financial Officer (Principal Financial and Accounting Officer)